STOCK DIVIDEND FUND, INC.
SUPPLEMENT DATED SEPTEMBER 6, 2005
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 4, 2005

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Stock Dividend Fund, Inc.

This Supplement updates the above-dated Prospectus and Statement of Additional Information (SAI) of Stock Dividend Fund, Inc. The updates are as itemized below:

Added to page 7 in the Prospectus after "Market Value of Securities":

Fair Value Pricing. Fair Value pricing will be used only when market prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio securities while market prices are available for other securities, the Board will determine a fair value for that holding so that the NAV can be calculated for the Fund.

Added to page 9 in the Prospectus under "Redemption of Fund Shares":

FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES

The Fund is not intended to provide a means of speculating on short-term market movements. Frequent short-term trades by investors have the potential to make the Fund more difficult to manage efficiently, cause increased brokerage commissions, create unplanned tax burdens for some shareholders, and may dilute the value of Fund shares for long-term investors. The Fund does not have, and will not have, any arrangements with any person or entity to permit frequent purchases or redemptions of shares. The Fund reserves the right to reject any purchase at any time, and will exercise this right at the first signs of any "market timing" activities by any shareholder.

Added to page 5 in the prospectus under "Management":

PORTFOLIO MANAGER

Steven Adams is Managing Member of the Investment Advisor and also Portfolio Manager of the Fund. Mr. Adams has a BSME from U.T. Austin and an MBA from Dartmouth's Tuck School and joined Adams Asset Advisors, LLC full time in March 2005. Mr. Adams was previously a Senior Vice President, Investments at Merrill Lynch for over seven years and a Private Wealth Advisor at Goldman Sachs for over ten years, managing a Goldman Sachs Private Wealth office for four of those years. The Fund's SAI (Statement of Additional Information) provides additional information about the Portfolio Manager, including compensation, Fund Share ownership, and other portfolios managed.







Added to page 8 in the Prospectus before "IRA ACCOUNTS":

OFFICERS AND DIRECTORS OF THE FUND

Management Ownership: Directors and Officers of the Fund and their ownership of the Fund, as of the date of this prospectus, are as follows:

		   Fund Shares Owned   Dollar Range of        Percent of
Name           as of 9/6/2005      Ownership as of 9/6/2005    Class

Laura S. Adams       12,499         $100,000- $  500,000      12.54%
  Director*

Steven Adams         37,660         $500,000- $1,000,000      37.78%
  Portfolio Manager

Yolawnde Malone**       137           $1,000- $   10,000       0.14%
  Director


*Laura S. Adams is President and an "interested" Director of the Fund. Her husband, Steven Adams, is Portfolio Manager of the Fund. Together they own 50.32% of the Fund.
**Yolawnde Malone ownership relects her as custodian for a minor.


Added to page 2 in SAI after "Portfolio Turnover":

PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to its shareholders. These reports are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and are filed with the Securities and Exchange Commission (the "SEC") on form N-CSR. The Fund is also required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund will provide a copy of the complete schedule of portfolio holdings as filed with the SEC, upon request. This policy is applied uniformly to all requesters, regardless of whether the requester is an individual or institutional investor. These are the only times that the portfolio is released and the Board of Directors has determined that this release policy is in the best interests of shareholders of the Fund.


Added to page 4 in SAI after "PROXY VOTING POLICIES":

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program as required by the USA PATRIOT Act of 2001. To ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, ongoing training and an independent audit function to determine the effectiveness of the Program. Procedures include reporting suspicious and/or fraudulent activity and a complete review of all new account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Added on page 5 in SAI under "Services Provided by, and Fees Paid to he Investment Advisor":

Portfolio Manager

Steven Adams, Managing Member of the Investment Advisor to the Fund, is the sole portfolio manager. Mr. Adams compensation is paid by Adams Asset Advisors, LLC and is determined by the owners of Adams Asset Advisors, LLC. Because Mr. Adams and his wife are the sole owners of the Advisor, his compensation is determined by the profitability of the Advisor. Mr. Adams income will likely be affected by the appreciation and depreciation of the portfolio's securities, as well as the purchase and redemption of shares by the Fund's shareholders. These events affect the net assets of the Fund and thus the advisory fees paid to the advisor.

Mr. Adams is the portfolio manager for three other funds (Small Cap Value Fund, Alpha Hedge Fund, and Index Plus Fund), as well as some separate account portfolios. Mr. Adams manages several separate account portfolios that are similar to the strategy of Stock Dividend Fund, Inc. As of the date of this filing, Mr. Adams and his wife own 50.32% of Stock Dividend Fund, Inc.